UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MONOTYPE IMAGING HOLDINGS INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Monotype Imaging Holdings Inc., a Delaware corporation (the “Company”) filed its definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”) on September 9, 2019, relating to the Agreement and Plan of Merger, dated as of July 25, 2019 (the “Merger Agreement”), by and among the Company, Marvel Parent, LLC, a Delaware limited liability company (“Parent”), and Marvel Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

Stockholder Litigation

As previously disclosed in the Company’s Forms 8-K filed on September 3, 2019, September 6, 2019 and September 17, 2019 and Schedule 14A filed on September 9, 2019, the following actions were commenced by purported stockholders of the Company:

i.	in the United States District Court for the District of Delaware, captioned Stein v. Monotype Imaging Holdings, Inc., et al., Case No. 1:19-cv-01586 (the “Stein Complaint”);

ii.	in the United States District Court for the District of Delaware, captioned Wheby v. Monotype Imaging Holdings, Inc., et al., Case No. 1:19-cv-01645 (the “Wheby Complaint”); and

iii.

in the United States District Court for the District of Delaware, captioned Smith v. Monotype Imaging Holdings, Inc., et al., Case No. 1:19-cv-01717 (the “Smith Complaint” and together with the Stein Complaint and the Wheby Complaint, the “Complaints”).

While the Company believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, in order to moot plaintiffs’ disclosure claims in the Complaints, avoid nuisance, cost and distraction from litigation, and to preclude any efforts to delay closing, the Company has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Complaints that any additional disclosure was or is required. The Company believes the Complaints are without merit and intends to vigorously defend against the Complaints.

Supplemental Disclosures to Proxy Statement

The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

The following underlined language is added to the table titled “Summary of the Projections” on page 62 of the Proxy Statement concerning certain financial projections prepared by the Management of Monotype:

Summary of the Projections

	Fiscal Year Ending December 31,
	2019E	2020E	2021E	2022E	2023E
	(Dollars in millions)
Revenue	$252	$262	$278	$296	$314
EBITDA(1)	$79	$80	$90	$101	$111
(-)Taxes	$(26)	$(22)	$(23)	$(24)	$(27)

(-) Capex	$(6)	$(7)	$(7)	$(7)	$(8)

(-) Stock based compensation, net of tax	$(11)	$(12)	$(13)	$(15)	$(15)

(+/-) Change in net working capital	$1	$4	$(0)	$(0)	$0

Unlevered Free Cash Flow(2)	$37	$43	$46	$54	$61

(1)	EBITDA is calculated as net income or loss excluding interest, acquisition-related compensation and other non-recurring expense, taxes, stock based compensation, depreciation and amortization.

(2)	Unlevered free cash flow is calculated as EBITDA less taxes, less capital expenditures, less (increase) decrease in net working capital, less stock based compensation net of tax.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company has filed with the SEC and furnished to its stockholders the Proxy Statement, as well as other relevant documents concerning the proposed Merger. Promptly after filing the Proxy Statement with the SEC, the Company mailed the Proxy Statement and a proxy card to each Company stockholder entitled to vote at the special meeting relating to the proposed Merger. The Proxy Statement contains important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF THE COMPANY SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the proposed Merger. The proposed Merger will be submitted to Company stockholders for their consideration. Stockholders and security holders will be able to obtain free copies of the Proxy Statement and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will also be available free of charge on the Company’s website at www.monotype.com or by contacting the Company’s Investor Relations contact at ir@monotype.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of shares of the Company’s common stock is set forth in the Proxy Statement. Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company generally identifies forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. The Company has based these forward-looking statements largely on its then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with the Company’s ability to obtain the stockholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; and (v) those risks detailed in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by the Company from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. The Company cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.